UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2011

El Paso Pipeline Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33825	26-0789784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 420-2600

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 16, 2011, El Paso Corporation (NYSE: EP) and Kinder Morgan, Inc. (NYSE: KMI) issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the “Transaction”).  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Our general partner, El Paso Pipeline GP Company, L.L.C. (the “General Partner”), is an indirect wholly owned subsidiary of El Paso Corporation.  Upon closing of the Transaction, the General Partner will be an indirect wholly owned subsidiary of Kinder Morgan, Inc.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

Exhibit 99.1	Joint Press Release dated October 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ John R. Sult
John R. Sult
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date:  October 21, 2011.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Joint Press Release dated October 16, 2011.
.